Accounts Receivable, net	12 Months Ended
Dec. 31, 2013
Accounts Receivable, net
Accounts Receivable, net

6.              Accounts Receivable, net

Accounts receivable, net, consists of accounts receivables less allowance for doubtful accounts. The following table presents the movement of the allowance for doubtful accounts:

	As of December 31,	As of December 31,	As of December 31,
	2011	2012	2013
	RMB	RMB	RMB
Balance at beginning of the year	6,975	32,591	189,971
Allowance made during the year	27,880	200,446	125,691
Recoveries	(1,542)	(13,316)	(34,675)
Amount written off against the allowance	(722)	(29,750)	—
Balance at end of the year	32,591	189,971	280,987

The Group assesses creditworthiness of customers before granting any credit terms. This assessment is primarily based on reviewing of customer’s financial statements and historical collection records, discussion with customers’ senior management, and reviewing of information provided by third parties, such as Dun & Bradstreet and the insurance company that ultimately insures the Group against customer credit default. During the year ended December 31, 2013, for sales of solar cells, the Group provided credit terms of up to 90 days to customers with good credit-worthiness as determined by the Group’s credit assessment. For sales of solar modules, which generally require a longer credit terms according to industry practice, credit terms of up to 180 days were granted to customers with good credit-worthiness. For the year ended December 31, 2011, 2012 and 2013, provisions, net of recoveries, of RMB 26,338, RMB 187,130 and RMB 91,016, respectively, were made against accounts receivable for estimated losses resulting from the inability of the customers to make payments as well as a few customers that had financial and operational difficulties.